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                                                                    EXHIBIT 10.5

                PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

BIONIX, INC.
279 B Great Valley Parkway
Malvern, PA 19355

Gentlemen:

       The following confirms, effective December 12, 1996, an agreement between me and Bionix, Inc., a Delaware corporation (the "Company," which term includes Bioscience, Ltd., Biocon, Oy, Orthosorb, Inc., Biostent, Inc. and any other subsidiary or parent of the foregoing entities ), which is a material part of the consideration for my employment by the Company:

       1. I recognize that the Company is engaged in a continuous program of research, development and production respecting its business, present and future, including fields generally related to its business, and that the Company possesses and will continue to possess information that has been created, discovered, developed or otherwise become known to the Company (including, without limitation, information created by, discovered or developed by, or made known to, me during the period of or arising out of my employment by the Company) and/or in which property rights have been assigned or otherwise conveyed to the Company , which information has commercial value in the business in which the Company is engaged. All of the aforementioned information is hereinafter called "Proprietary Information". By way of illustration, but not limitation, Proprietary Information includes trade secrets, processes, formulas, data, know-how, software programs, improvements, inventions, techniques, marketing plans, strategies, forecasts, new products, computer programs, designs, copyrightable material and customer lists.

       2. I understand that my employment and this Agreement create a relationship of confidence and trust between me and the Company with respect to any information:

           (i)  applicable to the business of the Company; or

           (ii) applicable to the business of any client or customer of the Company, which may be made known to me by the Company or by any client or customer of the Company, or learned by me during the period of my employment (hereinafter "Confidential Information").

       3. As used in this Agreement, the period of my employment by the Company includes any time in which I may be retained by the Company as a consultant or officer.

       4. In consideration of my employment by the Company and the compensation received by me from the Company from time to time, I hereby agree as follows:

          (a) All Proprietary Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents and other rights in connection therewith. I hereby assign to the Company any rights I may have or acquire in such
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Proprietary Information. At all times, both during my employment by the Company and after its termination, I will keep in confidence and trust all Proprietary Information and Confidential Information, and I will not use or disclose, in whole or in part, any Proprietary Information or Confidential Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing my duties on behalf of the Company. Notwithstanding the foregoing, it is understood that, after the termination of my period of employment by the Company, I am free to use information which is or becomes available to the public generally (except as a direct or indirect result of a breach of this Agreement).

          (b) All documents, records, apparatus, equipment, software programs (commercial or proprietary) and other physical property, whether or not pertaining to Proprietary Information, furnished to me by the Company or produced by myself or others in connection with my employment shall be and remain the sole property of the Company and shall be returned to it immediately as and when requested by the Company. Even if the Company does not so request, I shall return and deliver all such property (including without limitation all copies in my possession) upon termination of my employment by me or by the Company for any reason, and I will not take with me any such property or any reproduction of such property upon such termination.

          (c) I will promptly disclose to the Company, or any persons designated by it, all improvements, developments, designs, inventions, formulas, ideas, original works of authorship, processes, techniques, know-how and data, whether or not patentable or registrable under copyright or similar statutes, made or conceived or reduced to practice or learned by me, either alone or jointly with others, during the term of my employment (all said improvements, developments, designs, inventions, formulas, ideas, original works of authorship, processes, techniques, know-how and data shall be hereinafter collectively called "Inventions"). I hereby acknowledge that all original works of authorship which are made by me, either alone or jointly with others, during the term and within the scope of my employment and which are protectable by copyright are "works made for hire", as that term is defined in the United States Copyright Act (17 U.S.C.A. (S)101).

          (d) All Inventions which I have developed or may develop (in whole or in part, either alone or jointly with others) (i) using equipment, supplies, facilities, or trade secret information of the Company, or (ii) during the hours for which I received or may receive compensation from the Company, or (iii) which relate, at the time of conception or reduction to practice of the Invention, to the business of the Company or to its actual or demonstrably anticipated research or development, or (iv) which resulted or may result, in whole or in part, from work performed by me for the Company, shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents, copyrights and

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other rights in connection therewith. I shall communicate promptly and disclose to the Company, in such form as the Company requests, all information, details, and data pertaining to the Inventions. I hereby assign to the Company any rights I may have or acquire in such Inventions. I further agree as to all such Inventions to assist the Company in every proper way (but at the Company's expense) to obtain and from time to time enforce patents, copyrights and other rights with respect to said Inventions in any and all countries, and to that end I will execute all documents for use in applying for and obtaining such patents, copyrights and other rights therein and enforcing same, as the Company may desire, together with any assignments thereof to the Company or persons designated by it. My obligation to communicate as set forth above and to assist the Company in obtaining and enforcing patents, copyrights, and other rights for such Inventions in any and all countries shall continue beyond the termination of my employment, but the Company shall compensate me at a reasonable rate after such termination for time actually spent by me at the Company's request on such assistance. In the event that the Company is unable for any reason whatsoever to secure my signature to any lawful and necessary document required to apply for or execute any applications for patents, copyrights, or other rights with respect to such an Invention (including renewals, extensions, continuations, divisions, or continuations in part thereof), I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents, as my agents and attorneys-in-fact to act for and in my behalf and instead of me, to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights and other rights therein with the same legal force and effect as if executed by me.

       (e) As a matter of record, I attach hereto as Exhibit A a complete list of (i) all inventions, original works of authorship, developments, improvements, and trade secrets relevant to the subject matter of my employment by the Company which have been made or conceived or first reduced to practice by me alone or jointly with others during my employment with the Company, which I desire to remove from the operation of this Agreement, and (ii) all materials and documents of a former employer which I propose to bring to my employment; and I covenant that such list is complete. If no such list is attached to this Agreement, I represent that I have no such inventions, improvements, developments, trade secrets, materials or documents at the time of signing this Agreement.

       (f) I represent that my performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree that I will not enter into, any agreement, either written or oral, in conflict herewith.

       (g) I represent that I did not learn during my prior employment any ideas or information which my employer indicated were considered confidential and proprietary or which were disclosed to me in a manner which should have made me realize they were so considered.

       (h) If I cannot make the representation provided in paragraph g, I will check the following box:

       [_]  I cannot make the representation in paragraph g above.

       If I have checked the above box, I hereby represent that I have not brought and will not bring to the Company or make use of any such confidential and proprietary information or ideas

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during my employment by the Company unless such information or ideas (i) become publicly available for reasons other than actions on my part, (ii) are independently developed by others at or on behalf of the Company who do not receive access to such information from me, or (iii) are received by the Company from a third party who had possession of such information or ideas.

       (i) I will not bring on to the premises of the Company any unpublished document or any property belonging to my former or concurrent employers or companies, if any, unless consented to in writing by such employers or companies.

       (j) I recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree that I owe the Company and such third parties, during the term of my employment and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm, or corporation (except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party) or to use it for the benefit of any one other than for the Company or such third party (consistent with the Company's agreement with such third party) without the express written authorization of the Board of Directors of Bionix, Inc.

       (k) I agree to keep and maintain adequate and current written records of all inventions and original works of authorship made by me (solely or jointly with others) during the term of my employment with the Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times.

       (l) I agree to assign to the government of any country all of my right, title and interest in and to any and all inventions, original works of authorship, developments, improvements, or trade secrets whenever such full title is required to be in such government by a contract between the Company and such government or any of its agencies.

       (m) If I am employed in California, this Agreement does not require me to assign or offer to assign to the Company any invention which an employee cannot be obligated to assign under Section 2870 of the California Labor Code, which provides as follows:

          (i) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

          (a) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

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                  (b)  Result from any work performed by the employee for the employer.

          (ii) To the extent a provision in an employment agreement purports to require an employer to assign an invention otherwise excluded from being required to be assigned under subdivision (i), such provision is against the public policy of California and is unenforceable.

       However, I will disclose any Inventions as required by Section 4.c hereof regardless of whether I believe the Invention is protected by Section 2870, in order to permit the Company to engage in a review process to determine such issues as may arise. Such disclosure shall be received in confidence by the Company.

       5. I agree that, during the term of my employment with the Company, I will deliver to the Company (and will not keep in my possession or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any of the aforementioned items belonging to the Company, its successors or assigns. In the event of the termination of my employment, I agree to sign and deliver the "Termination Certification" attached hereto as Exhibit B.

       7. I agree to execute any proper oath or verify any proper document required to carry out the terms of this Agreement. I represent that my performance of all of the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any oral or written agreement in conflict herewith.

       8.  This Agreement shall be effective as of the date hereof.

       9. I agree that it would be difficult to measure damage to the Company from any breach by me of the covenants set forth in Section 4 of this Agreement, that injury to the Company from any such breach would be impossible to calculate, and that money damages would therefore be an inadequate remedy. Accordingly, I agree that if I breach any of such covenants, the Company shall be entitled, in addition to all other remedies it may have, to injunctive relief or other appropriate orders to restrain or remedy any such breach by me without showing or proving any actual damage sustained by the Company.

       10. This Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter hereof and merges all
prior discussions between us.   No modification of or amendment to this
Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary, or compensation will not affect the validity or scope of this Agreement.

       11. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

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       12.  If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

       13. This Agreement shall be governed by and construed under the laws of the State of Delaware applicable to contracts entered into and to be performed wholly within the State of Delaware.

       14. This Agreement shall be binding upon me, my heirs, executors, assigns, administrators and guardians and shall inure to the benefit of the Company, its successors and assigns.

                                 _____________________________________
                                 Employee's Signature

                                 _____________________________________
                                 Print Name of Employee Here



Accepted and Agreed to by
Bionix, Inc., a Delaware corporation



By:___________________________
   David Anderson, President

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            PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT cont'd

                                   EXHIBIT A

                           TO PROPRIETARY INFORMATION
                            AND INVENTIONS AGREEMENT

     1. The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by ________________ (the "Company"), and the business of the Company that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my employment by the Company.

_______   No inventions or improvements

_______   See below:  Any and all inventions regarding

          ____________________________________

          ____________________________________

          ____________________________________

     2. I propose to bring to my employment the following materials and documents of a former employer:

______    No materials or documents.

______    See below:

          __________________________________

          __________________________________

          __________________________________

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                                   EXHIBIT B

                           TERMINATION CERTIFICATION

     This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of Bionix, Inc., a Delaware corporation, or its subsidiaries, affiliates, successors, or assigns (together, the "Company").

     I further certify that I have complied with all the terms of the Company's Proprietary Information and Inventions Agreement signed by me, including the reporting of any inventions and original works of authorship (as defined therein) conceived or made by me (solely or jointly with others) which are covered by that agreement.

     I further agree that, in compliance with the Company's Proprietary Information and Inventions Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data, or other proprietary information relating to products, processes, know-how; designs, formulas, developmental or experimental work, computer programs, databases, other original works of authorship, customer lists, business plans, financial information or the subject matter pertaining to any business of the Company or any business of its clients, consultants or licensees.

Date:  _____________ 19__.

                              _______________________
                              (Employee's Signature)


                              _________________________
                              (Print Employee's Name Here)

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